Global Discovery FundSM    American Funds Insurance Series®

Summary Prospectus and Prospectus Supplement

December 5, 2012
(for Class 1 shares and Class 2 shares summary prospectuses of Global Discovery Fund dated May 1, 2012, and Class 1 shares and Class 2 shares prospectuses of American Funds Insurance Series dated May 1, 2012)

The following paragraph is added to the "Principal Risks" section of Global Discovery Fund’s summary prospectuses and the "Principal Risks" section of the Global Discovery Fund summary portion of the American Funds Insurance Series’ prospectuses:

On December 5, 2012, the Board of Trustees of the American Funds Insurance Series approved the merger of Global Discovery Fund into Global Growth Fund pursuant to Rule 17a-8 of the Investment Company Act of 1940. It is anticipated that the merger will be consummated in May of 2013; however, the fund reserves the right to delay the closing. At such time, beneficial owners of shares of Global Discovery Fund will automatically receive a proportionate number of shares of Global Growth Fund based on each fund’s net asset value at the time of the merger. Accordingly, when acquiring shares of Global Discovery Fund, you should also consider the strategies and risks of Global Growth Fund. Please see Global Growth Fund’s summary prospectus or the Global Growth Fund summary section of the American Funds Insurance Series prospectus for further information on the strategies and risks of Global Growth Fund.

Keep this supplement with your summary prospectus or prospectus

INAFBS-016-1212O   CGD/8024-S34891